Exhibit 32.1

FOREVERGREEN WORLDWIDE CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of ForeverGreen Worldwide Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of ForeverGreen Worldwide Corporation for the quarter ended March 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ForeverGreen Worldwide Corporation.

Date: May 15, 2018	/s/ Patrick A. Redford Patrick A. Redford Chief Financial Officer Principal Financial Officer